                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 21, 1998

                            Berkshire Hathaway Inc.
                         (formerly known as NBH, Inc.)
              (Exact Name of Registrant as Specified in Charter)


Delaware                                                  47-0813844
(State or Other              (Commission File         (I.R.S. Employer
Jurisdiction of                 Number)              Identification No.)
Incorporation)

1440 Kiewit Plaza, Omaha, Nebraska                        68131
(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code (402) 346-1400

                                Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Item 2.   Acquisition or Disposition of Assets.

          At 11:59 p.m., Eastern Time on December 21, 1998, Berkshire Hathaway Inc.("Old Berkshire") and General Re Corporation ("General Re") completed the combination of their businesses pursuant to the Agreement and Plan of Mergers, dated as of June 19,1998 (the "Merger Agreement"), between Old Berkshire and General Re. The Merger Agreement is incorporated herein by reference to Annex I of the Joint Proxy Statement/ Prospectus dated August 12, 1998 included herewith as Exhibit 2.1 (the "Joint Proxy Statement"). The acquisition was consummated through the mergers of two wholly owned subsidiaries of a newly formed holding company ("New Berkshire") with and into Old Berkshire and General Re, with the result that Old Berkshire and General Re became wholly owned subsidiaries of New Berkshire (the "Mergers"). Following the Mergers, Old Berkshire was renamed OBH Inc. and New Berkshire was renamed Berkshire Hathaway Inc. New Berkshire is the successor issuer to Old Berkshire and General Re pursuant to Section 12(b) of the Securities Exchange Act of 1934. The Joint Proxy Statement is incorporated herein by reference.

          Upon consummation of the Mergers, each outstanding share of Class A Common Stock, par value $5.00, and each outstanding share of Class B Common Stock of Old Berkshire, par value $0.1667, ("Old Berkshire Common Stock") were converted into one share of Class A Common Stock, par value $5.00, and one share of Class B Common Stock, par value $0.1667, of New Berkshire ("New Berkshire Common Stock"), respectively. Each certificate representing shares of Old Berkshire Common Stock, without any action on the part of the holder thereof, is now deemed to represent an equal number of shares of New Berkshire Common Stock. Each outstanding share of common stock, par value $0.50 per share, of General Re (the "General Re Common Stock") was converted into the right to receive, at the holder's election (the "Election"), (i) 0.0035 of a share of New Berkshire Class A Common Stock or (ii) 0.105 of a share of New Berkshire Class B Common Stock. Elections must be made by March 1, 1999. Holders that have not made an effective Election by March 1, 1999 will receive shares of New Berkshire Class B Common Stock for their shares of General Re Common Stock.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.
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          The financial statements of Old Berkshire and General Re required by this Item 7(a) are incorporated herein by reference to the financial statements of Old Berkshire and General Re set forth in their respective Annual Reports on Form 10-K for the year ended December 31, 1997 and their respective Quarterly Reports on Form 10-Q for the quarter ended September 30, 1998, which financial statements are included herewith as Exhibits.

     (b)  Pro Forma Financial Information.

             The pro forma financial statements required by this Item 7(b) will be filed by amendment to this Form 8-K no later than March 1, 1999.

     (c) The following exhibits are filed herewith or incorporated by reference herein:


     Exhibit Number          Description


             2.1 Joint Proxy Statement/Prospectus, dated August 12, 1998 of Berkshire Hathaway Inc. and General Re Corporation Incorporated by reference (File Nos. 1-10125 and 1-8026))

            23.1             Consent of Deloitte & Touche LLP

            23.2             Consent of PricewaterhouseCoopers LLP

            99.1 Consolidated Financial Statements of Berkshire Hathaway Inc. and Notes thereto (Incorporated by reference to the Annual Report on Form 10-K of Berkshire Hathaway Inc. for the year ended December 31, 1997 (File No. 1-10125))

            99.2 Interim Consolidated Financial Statements of Berkshire Hathaway Inc. and Notes thereto (Incorporated by reference to the Quarterly Report on Form 10-Q of Berkshire Hathaway Inc. for the quarter ended September 30, 1998 (File No. 1-10125))

            99.3 Consolidated Financial Statements of General Re Corporation and Notes thereto (Incorporated by reference to the Annual Report on Form 10-K of General Re Corporation for the year ended December 31, 1997 (File No. 1-8026))

            99.4 Consolidated Interim Financial Statements of General Re Corporation and Notes thereto (Incorporated by reference to the Quarterly Report on Form 10-Q of General Re Corporation for the quarter ended September 30, 1998 (File No. 1-8026))

            99.5 Joint Press Release of Berkshire Hathaway Inc. and General Re Corporation issued December 21, 1998

            99.6             Press Release of Berkshire Hathaway Inc. issued
                             December 23, 1998

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BERKSHIRE HATHAWAY INC.

                                       By: /s/ Marc D. Hamburg
                                          ----------------------------
                                           Name:  Marc D. Hamburg
                                           Title: Vice President and
                                           Chief Financial Officer


Dated:  January 5, 1999
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                                 EXHIBIT INDEX


     Exhibit Number          Description

             2.1 Joint Proxy Statement/Prospectus, dated August 12, 1998 of Berkshire Hathaway Inc. and General Re Corporation (Incorporated by reference (File Nos. 1-10125 and 1-8026))

            23.1             Consent of Deloitte & Touche LLP

            23.2             Consent of PricewaterhouseCoopers LLP

            99.1 Consolidated Financial Statements of Berkshire Hathaway Inc. and Notes thereto (Incorporated by reference to the Annual Report on Form 10-K of Berkshire Hathaway Inc. for the year ended December 31, 1997 (File No. 1-10125))

            99.2 Interim Consolidated Financial Statements of Berkshire Hathaway Inc. and Notes thereto (Incorporated by reference to the Quarterly Report on Form 10-Q of Berkshire Hathaway Inc. for the quarter ended September 30, 1998 (File No. 1-10125))

            99.3 Consolidated Financial Statements of General Re Corporation and Notes thereto (Incorporated by reference to the Annual Report on Form 10-K of General Re Corporation for the year ended December 31, 1997 (File No. 1-8026))

            99.4 Consolidated Interim Financial Statements of General Re Corporation and Notes thereto (Incorporated by reference to the Quarterly Report on Form 10-Q of General Re Corporation for the quarter ended September 30, 1998 (File No. 1-8026))

            99.5 Joint Press Release of Berkshire Hathaway Inc. and General Re Corporation issued December 21, 1998

            99.6             Press Release of Berkshire Hathaway Inc. issued
                             December 23, 1998